Vessels	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Vessels

4. Vessels

Acquisitions

On January 11 and 19, 2024 the Company took delivery of its newbuilding aframax tankers Chios DF (Simel Navigation Co.) and Ithaki DF (Torvi Marine Corp.), respectively, for an aggregate cost of $156,649. During the first half of 2024, the Company acquired four aframax tankers DF Montmartre (Pink Diamond Sea Inc.), Alpes (Ortsa Oceanway Corp.), DF Mystras (Palermo Enterprises Corp.), Aspen (Quartz Maritime Limited), and the suezmax tanker Popi Sazaklis (Soho Shipping & Trading Co.), for an aggregate cost of $350,000.

On July 19, 2024 and August 22, 2024, the Company acquired the two suezmaxes Alaska (Lobelia Shipping Ltd) and Archangel (Creed Shipping S.A.), respectively (Note 3).

On February 14, 2023, and February 21, 2023, the Company acquired the two suezmaxes, Eurochampion 2004 (Sea Serenity Shipping Corp.) and Euronike (Stardust Shiptrade Inc), respectively, (Note 3). On September 21, 2023 and October 26, 2023, the Company took delivery of the newbuilding aframax tankers Njord DF (Arionas Marine S.A.) and Ran DF (Gudne Marine Corp.), respectively, for an aggregate cost of $155,677.

Sales

In 2024, the Company sold its suezmax tankers Eurochampion 2004 and Euronike, the aframax tankers Izumo Princess and Nippon Princess for net proceeds of $151,779, realizing total gain of $59,006. In 2024, the Company also sold its LNG carrier Neo Energy, for net proceeds of $76,637 realizing total loss of $10,344.

In 2023, the Company sold its handymax tankers, Afrodite, Artemis, Ariadne, Aris, Ajax and Apollon and its handysize tankers, Arion, Amphitrite, for net proceeds of $165,944, realizing total gains of $81,198.

The net (gains) losses from the sale of the vessels are separately reflected in the accompanying consolidated statements of comprehensive income.

Impairment

As of December 31, 2024, the Company reviewed the carrying amount including any unamortized dry-docking costs and leasehold improvements in connection with the estimated recoverable amount and the probability of sale for each of its vessels, vessels under construction and its right-of-use-assets under operating leases, whenever events or changes in circumstances indicated that impairment indicators were present. This review did not indicate an impairment of the carrying value of the Company’s vessels, vessels under construction and its right-of-use-assets under operating leases.

As of December 31, 2023, this review indicated that events and circumstances changed during 2023 and that the carrying amount of the LNG carrier Neo Energy, built in 2007 was not recoverable. The fair value of this vessel as at December 31, 2023 was determined based on Level 3 inputs of the fair value hierarchy, through a combination of future discounted net operating cash flows, and third party valuations (Note 14(c)). More specifically, the Company’s future discounted net operating cash flows for this vessel were determined using significant unobservable inputs, such as a discount rate of 7.7%, based on estimated weighted average cost of capital using cost of equity and cost of debt components and daily rate of $42.9, based on ten-year historical average for LNG carriers. Based on this evaluation the Company determined that the carrying value of the LNG carrier Neo Energy should be impaired. Consequently, its carrying value of $114,367 has been written down to $88,000, and an impairment charge of $26,367 has been recorded. In 2022, there was no indication of an impairment charge.

Impairment charges are separately reflected in the accompanying consolidated statements of comprehensive income.